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                                                                  Exhibit 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark E. Monroe, Kevin R. White and Jeffrey A. Bonney, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of Form S-4 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to securities of the Corporation issuable in connection with the acquisition by the Corporation of American Exploration Company, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----

/s/ Mark E. Monroe         President, Chief Executive Officer     June 24, 1997
-------------------------  and Director
Mark E. Monroe

/s/ Richard E. Bross       Executive Vice President               June 24, 1997
-------------------------  and Director
Richard E. Bross

/s/ Jeffrey A. Bonney      Vice President and Chief               June 24, 1997
-------------------------  Accounting Officer
Jeffrey A. Bonney

/s/ Simon B. Rich, Jr.     Chairman of the Board of Directors     June 24, 1997
-------------------------
Simon B. Rich, Jr.

/s/ John J. Hogan, Jr.     Director                               June 24, 1997
-------------------------
John J. Hogan, Jr.

/s/ James R. Paul          Director                               June 24, 1997
-------------------------
James R. Paul

/s/ James T. Rodgers, III  Director                               June 24, 1997
-------------------------
James T. Rodgers, III